HENDERSON GLOBAL FUNDS

                          HENDERSON EUROPEAN FOCUS FUND
                        HENDERSON GLOBAL TECHNOLOGY FUND
                   HENDERSON INTERNATIONAL OPPORTUNITIES FUND
                         HENDERSON INCOME ADVANTAGE FUND


                      SUPPLEMENT DATED FEBRUARY 13, 2004 TO

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED NOVEMBER 28, 2003


         The following is added to the section entitled "Purchases, Exchanges and Redemption Information":

         ADDITIONAL CHARGES. Dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.